UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

PriceSmart, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego CA 92121

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 8, 2007, PriceSmart, Inc. issued a press release regarding its results of operations for the first quarter ended November 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such Exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 8.01. Other Events.

On January 8, 2007, PriceSmart, Inc. issued a press release announcing its intention to file a registration statement with the Securities and Exchange Commission pertaining to up to 15,283,051 shares currently held by affiliates of Robert Price and Sol Price and up to 797,633 shares currently held by PSC, S.A. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press release shall constitute an offer to sell or the solicitation of an offer to buy PriceSmart common stock. The offering of PriceSmart common stock will be made only by means of a prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated January 8, 2006: “PriceSmart Announces First Quarter Results of Operations”

99.2	Press Release of PriceSmart, Inc. dated January 8, 2006: “PriceSmart Announces Plans to Register Shares”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2007	PRICESMART, INC.

	By:	/s/ ROBERT M. GANS
Robert M. Gans
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated January 8, 2006: “PriceSmart Announces First Quarter Results of Operations”

99.2	Press Release of PriceSmart, Inc. dated January 8, 2006: “PriceSmart Announces Plans to Register Shares”